Exhibit 10.1

TESARO, INC.

2010 STOCK INCENTIVE PLAN

1.             Purpose and Eligibility

The purpose of this 2010 Stock Incentive Plan (the “Plan”) of Tesaro, Inc. (the “Company”) is to provide stock options and other equity interests (including restricted stock, restricted stock units and other stock-based interests) in the Company (each an “Award” to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan.  Any person to whom an Award has been granted under the Plan is deemed a “Participant”.  Additional definitions are contained in Section 8.

2.             Administration

a.             Administration by Board of Directors.  The Plan will be administered by the Board of Directors of the Company (the “Board”).  The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan, to interpret, reconcile inconsistencies and correct the provisions of the Plan and of any Award and, subject to the limitations of the Plan, to modify and amend any Award.  All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all interested persons.  Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan made in good faith.

b.             Appointment of Committees.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  All references in the Plan to the “Board” shall mean such Committee or the Board (or the officers referred to in Section 2(c)).

c.             Delegation to Executive Officers.  To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.             Stock Available for Awards

a.             Number of Shares.  Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to Awards granted under the Plan is 1,250 shares.  If any Award expires unexercised or is terminated, surrendered or forfeited, in whole or in part, or is settled in cash or otherwise results in any Common Stock not being issued, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.  If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan.  Shares of Common Stock tendered by a Participant to exercise an Award will be added to the number of shares available for the grant of Awards.

Notwithstanding the foregoing, however, the cumulative number of shares that may be issued under the Plan shall not exceed 1,250 shares.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b.             Per-Participant Limit.  Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 750 shares of Common Stock.

c.             Adjustment to Common Stock.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of shares, spin-off, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share of each outstanding Award, (iii) the repurchase price per security subject to repurchase and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) in a manner determined by the Board to be appropriate.  If Section 7(e) applies for any event, this Section 3(c) shall not be applicable.

4.             Stock Options

a.             General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the terms, conditions and limitations applicable to the grant or exercise of each Option and to the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions upon sale or transfer thereof, as it considers advisable.

b.             Incentive Stock Options.  An Option that the Board intends to be an “incentive stock option”, as defined in Section 422 of the Code (an “Incentive Stock Option”), shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code.  The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such.  An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option”.

c.             Exercise Price.  The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable Option agreement.

d.             Vesting and Duration of Options.  Each Option shall vest and be exercisable at such times and for such periods and subject to such terms and conditions relating thereto as the Board may specify in the applicable Option agreement.

e.             Exercise of Option.  Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

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f.              Payment Upon Exercise.  Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i)            by check payable to the order of the Company;

(ii)           except as otherwise expressly provided in the applicable Option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price,  and any required tax withholding, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)          to the extent permitted by applicable law but only as expressly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable Option agreement), (y) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (z) payment of such other lawful consideration as the Board may determine.

g.             Repricing of Options.  The Board may, without stockholder approval, amend any outstanding Option to reduce the exercise price of such Option.  The Board may also, without stockholder approval, cancel any outstanding Option and grant in substitution therefor new Options covering the same or a different number of shares of Common Stock and having a lower exercise price than the cancelled Option.

5.             Restricted Stock Awards

a.             Grants.  The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the Participant in the event that conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award.  The Board may also grant Awards entitling recipients to receive shares of Common Stock to be delivered in the future, with such delivery subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more conditions set forth in the applicable Award (“Restricted Stock Units”).  Restricted Stock and Restricted Stock Units are each referred to as “Restricted Stock Awards.”

b.             Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award.  Shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, shall be either (i) held in book entry form subject to the Company’s instruction or (ii) evidenced by a stock certificate bearing appropriate legends and deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the shares of Restricted Stock no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary

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designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”).  In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

c.             Provisions Applicable to Restricted Stock Units.

(i)            Upon the vesting or lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or, if expressly authorized by the Board in the grant of such Restricted Stock Unit, cash equal to the fair market value of one share of Common Stock.

(ii)           The Board may grant recipients of Restricted Stock Units the right to receive an amount equal to any dividends or distributions declared and paid on an equal number of shares of Common Stock (“Dividend Equivalents”).  Dividend Equivalents may be paid currently or credited to an account for the benefit of a Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions as the Restricted Stock Units in respect of which they were paid, all as set forth in the applicable Award.

(iii)          A Participant shall have no voting rights with respect to any Restricted Stock Units.

6.             Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock, or based upon any other authorized class or series of capital stock, having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.             General Provisions Applicable to Awards

a.             Transferability of Awards.  Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant or, in the case of a Non-Statutory Stock Option, pursuant to a qualified domestic relations order.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.             Documentation.  Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board.  Each Award may contain terms and conditions in addition to those set forth in the Plan; provided, however, that in the event of any conflict in the terms of the Plan and Award, the terms of the Plan shall govern.

c.             Board Discretion.  The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

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d.             Termination of Status.  The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

e.             Acquisition of the Company

(i)            Consequences of an Acquisition.  Upon the consummation of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i), also the “Board”), shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), either:

(A)          make appropriate provision for the continuation of such Awards by the Company (if the Company is the surviving corporation) or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (1) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (2) shares of stock of the surviving or acquiring corporation or (3) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition; or

(B)           upon written notice, provide that one or more Awards then outstanding must be exercised (to the extent vested), in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Awards shall terminate; or

(C)           provide that one or more Awards then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the vested shares subject to such Awards over the exercise price, if any, thereof;

Notwithstanding the provisions in (A), (B) or (C) above, in the event of an Acquisition, vesting of any Awards issued under this Plan shall be accelerated in full but with payment (net of taxes) deferred until a date six (6) months following the date of the Acquisition.  Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Award pursuant to this paragraph.  The Company may require that all or any portion of any such consideration payable in respect of an Award in connection with an Acquisition shall be held in escrow (including in an escrow pursuant to the agreement effecting such Acquisition) in order to effectuate any continuing restrictions.

(ii)           Acquisition Defined.  An “Acquisition” shall mean: (x) the sale of the Company by merger or consolidation after giving effect to which the shareholders of the Company immediately prior to such event shall, immediately following such event, hold less

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than a majority of the voting power of the outstanding equity securities of the Company (or its successor); or (y) any sale, lease, exchange or other disposition of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.  Notwithstanding the foregoing, a transaction shall not constitute an Acquisition if its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction.

(iii)          Assumption of Options Upon Certain Events.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof.  The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

f.              Withholding.  Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability.  The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement).  The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind, including salary or wages, otherwise due to a Participant.

g.             Amendment of Awards.  The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any anticipated consequences, would not materially and adversely affect the Participant.  Notwithstanding the foregoing, any amendment or modification to the Award with respect to, but not limited to, any extension of vesting period or increase in exercise price of the Option would require the Participant’s consent to such action.

h.             Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) all applicable withholding obligations have been paid or provided for, (iii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iv) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

i.              Acceleration.  The Board may at any time provide that any Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise

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realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs or (ii) disqualify all or part of an Option as an Incentive Stock Option.

j.              Compliance with Code Section 409A.  No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant or any amendment or modification, specifically provides that the Award is not intended to comply with Section 409A of the Code.  The Plan and each Award are hereby modified and limited as necessary to comply with applicable requirements of Section 409A.  Notwithstanding the foregoing, neither the Company nor any member of the Board shall have any liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

8.             Miscellaneous

a.             Definitions.

(i)            “Company,” for purposes of eligibility under the Plan, shall include Tesaro, Inc. and any present or future subsidiary corporations of Tesaro, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Tesaro, Inc., as defined in Section 424(e) of the Code.  For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(ii)           “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(iii)          “employee” for purposes of eligibility under the Plan (but not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company.

b.             No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c.             No Rights As Stockholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock or other capital stock to be distributed with respect to an Award until becoming the record holder thereof.

d.             Effective Date and Term of Plan.  The Plan shall become effective on the date on which it is adopted by the Board.  No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

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e.             Amendment of Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

f.              Authorization of Sub-Plans.  The Board may establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions.  The Board shall establish such sub-plans by adopting supplements to this Plan containing such terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable.  All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction.

g.             Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by, and construed and enforced in accordance, with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed and enforced in accordance with, the internal laws of The Commonwealth of Massachusetts, without giving effect to the conflicts of laws principles thereof.

Adopted by the Board of Directors on
March 26, 2010

Approved by the stockholders on
March 26, 2010

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TESARO, INC.

AMENDMENT NO. 1

TO THE

TESARO, INC.

2010 STOCK INCENTIVE PLAN

June 6, 2011

The TESARO, INC. 2010 Stock Incentive Plan, adopted as of March 26, 2010 (the “Plan”), of TESARO, INC., a Delaware corporation (the “Company”), is hereby amended by this Amendment No. 1 (this “Amendment”) pursuant to Section 8(e) thereof to, among other things, increase the number of shares of Common Stock that may be issued thereunder, as more particularly set forth below.

1.                                      DEFINITIONS

Capitalized terms appearing herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

2.                                      AMENDMENTS

2.1                               All references in the Plan to “Tesaro, Inc.” are hereby deleted and replaced with references to “TESARO, INC.”

2.2                               The first sentence of Section 3(a) of the Plan is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

“Subject to adjustment under Section 3(c), the aggregate number of shares of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to Awards granted under the Plan is 6,934,000 shares, all of which may be issued as Incentive Stock Options.”

2.3                               The penultimate sentence of Section 3(a) of the Plan is hereby deleted in its entirety.

2.4                               Section 3(b) of the Plan is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

“Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 750,000 shares of Common Stock.”

2.5                               Section 3(c) of the Plan is hereby amended by inserting the phrase “extraordinary cash dividend” after the phrase “stock dividend.”

2.6                               Clause (iv) of Section 3(c) of the Plan is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

“(iv) the terms of each other outstanding stock-based Award shall be adjusted proportionately and accordingly by the Company (or substituted Awards may be made) in a manner determined by the Board to be appropriate.”

2.7                               Section 4(d) of the Plan is hereby amended by adding the following text to the end of the last sentence thereof:

“; provided, that in no event may any Option be exercised, in whole or in part, after ten (10) years following the date of grant.”

2.8                               Section 4(f)(iii), clause (x) of the Plan is hereby amended by deleting the current clause in its entirety and replacing it with the following:

“(x) delivery of shares of stock owned by the Participant or delivery of shares of Common Stock otherwise issuable upon exercise of the Option, in either case, valued at fair market value (as determined by the Board or as determined pursuant to the applicable Option agreement),”

2.9                               Section 7(a) of the Plan is hereby amended by inserting the clause “subject to applicable law,” after the introductory clause of the first sentence thereof:

2.10                        Section 7(d) of the Plan is hereby amended by adding the following text to the end of the last sentence thereof:

“; provided, that in the case of the death or disability of a Participant, the right to exercise Awards shall continue until the earlier of the expiration date thereof or a date at least six (6) months from the date of termination of such Participant’s employment, and in any other case (except termination for cause), the right to exercise Awards shall continue until the earlier of the expiration date thereof or a date at least thirty (30) days from the date of termination of such Participant’s employment.”

2.11                        Section 7(e) of the Plan is hereby amended by deleting the first complete sentence after subsection (i)(C) in its entirety.

3.                                      MISCELLANEOUS

Except as modified by this Amendment, which shall be effective as of the date first written above, the Plan shall remain in full force and effect, enforceable in accordance with its terms.

[signature page follows]

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IN WITNESS WHEREOF, to record adoption of this Amendment by the Board as of June 6, 2011, the Company has caused its authorized officer to execute this Amendment as of the date first written above.

/s/ Richard J. Rodgers
Richard J. Rodgers
Executive Vice President, Chief
Financial Officer and Secretary

Option No.:

TESARO, INC.

2010 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

TESARO, Inc., a Delaware corporation (the “Company”), hereby grants an option to purchase shares of its common stock, par value $0.0001 (the “Common Stock”) to the individual named below.  The terms and conditions of the option are set forth in this cover sheet and in the attachment (collectively, the “Agreement”) and in the Company’s 2010 Stock Incentive Plan (as amended, the “Plan”).

Grant Date:

Name of Participant:

Participant’s Employee Identification Number:             -        -

Number of Shares of Common Stock Covered by Option:

Option Price per Share of Common Stock:  U.S. $          .       (At least 100% of Fair Market Value)

Vesting Schedule:  1/4th on                                              (the “Vesting Start Date”) and 1/36th of the remaining unvested portion of the award on each monthly anniversary of the Vesting Start Date thereafter.

By signing this cover sheet, you agree to all of the terms and conditions described in this Agreement and in the Plan, a copy of which is also attached.  You acknowledge that you have carefully reviewed the Plan, and agree that the Plan will control in the event any provision of this Agreement should appear to be inconsistent with the Plan.  Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan.

Participant:
(Signature)

Company:
(Signature)

Title:

Attachment

This is not a stock certificate or a negotiable instrument

TESARO, INC.

2010 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

Incentive Stock Option

This option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code and will be interpreted accordingly.  If you cease to be an employee of the Company, its parent or a subsidiary (“Employee”) but continue to provide Service, this option will be deemed a nonstatutory stock option three months after you cease to be an Employee.  In addition, to the extent that all or part of this option exceeds the $100,000 rule of section 422(d) of the Internal Revenue Code, this option or the lesser excess part will be deemed to be a nonstatutory stock option.

Vesting

This option is only exercisable before it expires and then only with respect to the vested portion of the option.  Subject to the preceding sentence, you may exercise this option, in whole or in part, to purchase a whole number of vested shares, unless the number of shares purchased is the total number available for purchase under the option, by following the procedures set forth in the Plan and below in this Agreement.

Your right to purchase shares of Common Stock under this option vests as set forth in the Vesting Schedule shown on the cover sheet, provided you then continue in service to the Company and its Subsidiaries as an employee, officer, director, consultant or advisor (“Service”).  You cannot vest in more than the number of shares covered by this option.  No additional shares of Common Stock will vest after your Service has terminated for any reason except as set forth below.

Term

Your option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary of the Grant Date, as shown on the cover sheet.  Your option will expire earlier (but never later) if your Service terminates, as described below.

Regular Termination

If your Service terminates for any reason, other than death, Disability or Cause, then your option will expire at the close of business at Company headquarters on the 90th day after your termination date.

“Disability” means you are unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.

“Cause” means any one of the following events:  (i) the Participant’s conviction of, or plea of nolo contendere to, a felony; (ii) the Participant’s material breach of any obligation in the Participant’s employment agreement, if applicable; (iii) the Participant’s engaging in conduct constituting a material breach of any fiduciary duty to the Company, willful misconduct, or gross negligence; or (iv) any act of dishonesty, fraud, misrepresentation, or embezzlement by the Participant that harms or injures the Company or any Subsidiary.

Termination for Cause	If your Service is terminated for Cause, then you shall immediately forfeit all rights to your option and the option shall immediately expire.

Death

If your Service terminates because of your death, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death.  During that twelve month period, your estate or heirs may exercise the vested portion of your option.

In addition, if you die during the 90-day period described in connection with a regular termination (i.e., a termination of your Service not on account of your death, Disability or Cause),  and a vested portion of your option has not yet been exercised, then your option will instead expire on the date twelve (12) months after your termination date.  In such a case, during the period following your death up to the date twelve (12) months after your termination date, your estate or heirs may exercise the vested portion of your option.

Disability	If your Service terminates because of your Disability, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.

Leaves of Absence

For purposes of this option, your Service does not terminate when you go on a bona fide employee leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law.  However, your Service will be treated as terminating 90 days after you went on employee leave, unless your right to return to active work is guaranteed by law or by a contract.  Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

The Company determines, in its sole discretion, which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form.  Your notice must specify how many shares you wish to purchase.  Your notice must also specify how your shares of Common Stock should be registered (in your name only or in your and your spouse’s names as joint tenants with right of survivorship).  The notice will be effective when it is received by the Company.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment

When you submit your notice of exercise, you must include payment of the option price for the shares you are purchasing.  Payment may be made in one (or a combination) of the following forms:

By check payable to the order of the Company.

To the extent a public market for the Common Stock exists as determined by the Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate option price and any withholding taxes.

By delivery of shares of Common Stock owned by you valued at fair market value (as determined by the Board).

By delivery of shares of Common Stock otherwise issuable to you upon exercise of this option, valued at fair market value (as determined by the Board).

Withholding Taxes

You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or sale of Common Stock acquired under this option.  In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the exercise or sale of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Subsidiary.  You may elect to satisfy this withholding obligation, in whole or in part, by causing the Company to withhold shares of Common Stock otherwise issuable to you or by delivering to the Company shares of Common Stock.  The shares of Common Stock so delivered or withheld must have an aggregate fair market value equal to the withholding obligation and may not be subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

Transfer of Option

During your lifetime, only you (or, in the event of your legal incapacity or incompetency, your guardian or legal representative) may exercise the option.  You cannot transfer or assign this option.  For instance, you may not sell this option or use it as security for a loan.  If you attempt to do any of these things, this option will immediately become invalid.  You may, however, dispose of this option in your will or it may be transferred upon your death by the laws of descent and distribution.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse’s interest in your option in any other way.

Acquisition

Notwithstanding the vesting schedule set forth above, upon the consummation of an Acquisition, this option will become 100% vested.  The repurchase rights set forth below and any other rights of the Company that relate to this Award shall continue to apply to consideration (including cash) that has been substituted, assumed or amended for this Award.

Market Stand-off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933 (“Securities Act”), including the Company’s initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be reasonably requested by the Company or the underwriters.  You further agree to execute such agreements as may be reasonably requested by the Company or its underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.

Investment Representation

If the sale of Common Stock under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Common Stock being acquired upon exercise of this option is being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal

In the event that you propose to sell, pledge or otherwise transfer to a third party any Common Stock acquired under this Agreement, or any interest in such Common Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such shares of Common Stock.  If you desire to transfer Common Stock acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.

The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the shares.  The Company shall have the right to purchase all, and not less than all, of the shares of Common Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Common Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Common Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

In the case of any purchase of Common Stock under this Right of First Refusal, at the option of the Company, the Company may pay you the purchase price in three or fewer annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. The Company shall pay at least one-third of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the 60th day after the purchase.

The Company’s rights under this subsection shall be freely assignable, in whole or in part, shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the shares of Common Stock.

The Company’s Right of First Refusal shall terminate if the Common Stock is listed on an established national or regional stock exchange or is publicly traded in an established securities market.

Right to Repurchase

Following termination of your Service for any reason, the Company shall have 30 days from the date of termination to exercise an option to purchase all of those shares of Common Stock that you have or will acquire under this option. If the Company exercises its right to purchase the shares, the Company will notify you of its intention to purchase such shares, and will consummate the purchase within one year (or 90 days to the extent required by applicable law) of your termination of Service or, in the case of Common Stock acquired after your termination of Service, within one year (or 90 days to the extent required by applicable law) of the date of exercise.

The purchase price shall be the fair market value of the shares on the date of your termination of Service if the Company exercises its right to purchase such shares within 90 days of your termination of Service or exercises its right within 90 days of the date of your exercise of the option following termination of Service; otherwise the purchase price shall be the fair market value of the shares on the date the Company gives you notice of its intent to exercise its right to purchase the shares.

The Company’s rights of repurchase shall terminate in the event that the Common Stock is listed on an established national or regional stock exchange or is publicly traded in an established securities market.

Retention Rights	Neither your option nor this Agreement give you the right to be retained or employed by the Company (or any of its Subsidiaries)

in any capacity. The Company (and any Subsidiary) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option’s shares has been issued (or an appropriate book entry has been made). No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued (or an appropriate book entry has been made).

Forfeiture of Rights

If you should take actions in competition with the Company, the Company shall have the right to cause a forfeiture of your rights, including, but not limited to, the right to cause: (i) a forfeiture of any outstanding option, and (ii) with respect to the period commencing twelve (12) months prior to your termination of Service with the Company (A) a forfeiture of any gain recognized by you upon the exercise of an option or (B) a forfeiture of any Common Stock acquired by you upon the exercise of an option (but the Company will pay you the option price without interest).

Unless otherwise specified in an employment or other agreement between the Company and you, you take actions in competition with the Company if you directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or are a proprietor, director, officer, stockholder, member, partner or an employee or agent of, or a consultant to any business, firm, corporation, partnership or other entity which competes with any business in which the Company or any of its Subsidiaries is engaged during your employment or other relationship with the Company or its Subsidiaries or at the time of your termination of Service.

If it is ever determined by the Board that your actions have constituted wrongdoing that contributed to any material misstatement or omission from any report or statement filed by the Company with the U.S. Securities and Exchange Commission, gross misconduct, breach of fiduciary duty to the Company, or fraud, then the options shall be immediately forfeited; provided, however, that if the option was exercised within two years prior to the Board of Directors determination, you shall be required to pay to the Company an amount equal to the aggregate value of the shares acquired upon such exercise at the date of the Board determination.

Adjustments

In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of shares, spin-off, or other similar change in capitalization or event, the number of shares covered by this option and the option price per share shall be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends

All certificates representing the Common Stock issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

Applicable Law

This Agreement will be interpreted and enforced under the laws of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

The Plan	The text of the Plan is incorporated in this Agreement by reference. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of options. Any prior agreements, commitments or negotiations concerning this grant are superseded.

Data Privacy

In order to administer the Plan, the Company may process personal data about you. Such data includes, but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.

By accepting this option, you give explicit consent to the Company to process any such personal data. You also give explicit consent to the Company to transfer any such personal data outside the country in which you work or are employed, including, with respect to non-U.S. resident grantees, to the United States, to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

Consent to Electronic Delivery

The Company may choose to deliver certain statutory materials relating to the Plan in electronic form. By accepting this grant you agree that the Company may deliver the Plan prospectus and the Company’s annual report to you in an electronic format. If at any time you would prefer to receive paper copies of these documents, as you are entitled to, the Company would be pleased to provide copies. Please contact the Company’s Secretary to request paper copies of these documents.

Other Agreements

You agree, as a condition of the grant of this option, that in connection with the exercise of the option, you will execute such document(s) as necessary to become a party to any shareholder agreement or voting trust as the Company may require.

Certain Dispositions

If you sell or otherwise dispose of Common Stock acquired pursuant to the exercise of this option following termination of the Company’s Right of First Refusal and sooner than the one year anniversary of the date you acquired the Common Stock, then you agree to notify the Company in writing of the date of sale or disposition, the number of share of Common Stock sold or disposed of and the sale price per share within 30 days of such sale or disposition.

Code Section 409A

It is intended that this award comply with Section 409A of the Code (“Section 409A”) or an exemption to Section 409A. To the extent that the Company determines that the Participant would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any this Agreement, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Company.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

Option No.:

TESARO, INC.

2010 STOCK INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

TESARO, Inc., a Delaware corporation (the “Company”), hereby grants an option to purchase shares of its common stock, par value $0.0001 (the “Common Stock”) to the individual named below.  The terms and conditions of the option are set forth in this cover sheet and in the attachment (collectively, the “Agreement”) and in the Company’s 2010 Stock Incentive Plan (as amended, the “Plan”).

Grant Date:

Name of Participant:

Participant’s Employee Identification Number:             -        -

Number of Shares of Common Stock Covered by Option:

Option Price per Share of Common Stock:  U.S. $          .       (At least 100% of Fair Market Value)

Vesting Schedule:  1/4th on                                              (the “Vesting Start Date”) and 1/36th of the remaining unvested portion of the award on each monthly anniversary of the Vesting Start Date thereafter.

By signing this cover sheet, you agree to all of the terms and conditions described in this Agreement and in the Plan, a copy of which is also attached.  You acknowledge that you have carefully reviewed the Plan, and agree that the Plan will control in the event any provision of this Agreement should appear to be inconsistent with the Plan.  Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan.

Participant:
(Signature)

Company:
(Signature)

Title:

Attachment

This is not a stock certificate or a negotiable instrument

TESARO, INC.

2010 STOCK INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

Nonstatutory Stock Option	This option is not intended to be an incentive stock option under Section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting

This option is only exercisable before it expires and then only with respect to the vested portion of the option. Subject to the preceding sentence, you may exercise this option, in whole or in part, to purchase a whole number of vested shares, unless the number of shares purchased is the total number available for purchase under the option, by following the procedures set forth in the Plan and below in this Agreement.

Your right to purchase shares of Common Stock under this option vests as set forth in the Vesting Schedule shown on the cover sheet, provided you then continue in service to the Company and its Subsidiaries as an employee, officer, director, consultant or advisor (“Service”). You cannot vest in more than the number of shares covered by this option. No additional shares of Common Stock will vest after your Service has terminated for any reason except as set forth below.

Term

Your option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary of the Grant Date, as shown on the cover sheet. Your option will expire earlier (but never later) if your Service terminates, as described below.

Regular Termination

If your Service terminates for any reason, other than death, Disability or Cause, then your option will expire at the close of business at Company headquarters on the 90th day after your termination date.

“Disability” means you are unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.

“Cause” means any one of the following events: (i) the Participant’s conviction of, or plea of nolo contendere to, a felony; (ii) the Participant’s material breach of any obligation in the Participant’s employment agreement, if applicable; (iii) the

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Participant’s engaging in conduct constituting a material breach of any fiduciary duty to the Company, willful misconduct, or gross negligence; or (iv) any act of dishonesty, fraud, misrepresentation, or embezzlement by the Participant that harms or injures the Company or any Subsidiary.

Termination for Cause	If your Service is terminated for Cause, then you shall immediately forfeit all rights to your option and the option shall immediately expire.

Death

If your Service terminates because of your death, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve month period, your estate or heirs may exercise the vested portion of your option.

In addition, if you die during the 90-day period described in connection with a regular termination (i.e., a termination of your Service not on account of your death, Disability or Cause), and a vested portion of your option has not yet been exercised, then your option will instead expire on the date twelve (12) months after your termination date. In such a case, during the period following your death up to the date twelve (12) months after your termination date, your estate or heirs may exercise the vested portion of your option.

Disability	If your Service terminates because of your Disability, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.

Leaves of Absence

For purposes of this option, your Service does not terminate when you go on a bona fide employee leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, your Service will be treated as terminating 90 days after you went on employee leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

The Company determines, in its sole discretion, which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how

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your shares of Common Stock should be registered (in your name only or in your and your spouse’s names as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment

When you submit your notice of exercise, you must include payment of the option price for the shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

By check payable to the order of the Company.

To the extent a public market for the Common Stock exists as determined by the Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate option price and any withholding taxes.

By delivery of shares of Common Stock owned by you valued at fair market value (as determined by the Board).

By delivery of shares of Common Stock otherwise issuable to you upon exercise of this option, valued at fair market value (as determined by the Board).

Withholding Taxes

You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or sale of Common Stock acquired under this option. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the exercise or sale of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Subsidiary. Subject to the prior approval of the Company, which may be withheld by the Company, in its sole discretion, you may elect to satisfy this withholding obligation, in whole or in part, by causing the Company to withhold shares of Common Stock otherwise issuable to you or by delivering to the Company shares of Common Stock. The shares of Common Stock so delivered or withheld must have an aggregate fair market value equal to the withholding obligation and may not be subject to any repurchase, forfeiture,

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unfulfilled vesting, or other similar requirements.

Transfer of Option

During your lifetime, only you (or, in the event of your legal incapacity or incompetency, your guardian or legal representative) may exercise the option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or it may be transferred upon your death by the laws of descent and distribution.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse’s interest in your option in any other way.

Acquisition

Notwithstanding the vesting schedule set forth above, upon the consummation of an Acquisition, this option will become 100% vested. The repurchase rights set forth below and any other rights of the Company that relate to this Award shall continue to apply to consideration (including cash) that has been substituted, assumed or amended for this Award.

Market Stand-off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933 (“Securities Act”), including the Company’s initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be reasonably requested by the Company or the underwriters. You further agree to execute such agreements as may be reasonably requested by the Company or its underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.

Investment Representation

If the sale of Common Stock under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Common Stock being acquired upon exercise of this option is being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the

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Company and its counsel.

The Company’s Right of First Refusal

In the event that you propose to sell, pledge or otherwise transfer to a third party any Common Stock acquired under this Agreement, or any interest in such Common Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such shares of Common Stock. If you desire to transfer Common Stock acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.

The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the shares. The Company shall have the right to purchase all, and not less than all, of the shares of Common Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Common Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Common Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

In the case of any purchase of Common Stock under this Right of First Refusal, at the option of the Company, the Company may pay

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you the purchase price in three or fewer annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. The Company shall pay at least one-third of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the 60th day after the purchase.

The Company’s rights under this subsection shall be freely assignable, in whole or in part, shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the shares of Common Stock.

The Company’s Right of First Refusal shall terminate if the Common Stock is listed on an established national or regional stock exchange or is publicly traded in an established securities market.

Right to Repurchase

Following termination of your Service for any reason, the Company shall have 30 days from the date of termination to exercise an option to purchase all of those shares of Common Stock that you have or will acquire under this option. If the Company exercises its right to purchase the shares, the Company will notify you of its intention to purchase such shares, and will consummate the purchase within one year (or 90 days to the extent required by applicable law) of your termination of Service or, in the case of Common Stock acquired after your termination of Service, within one year (or 90 days to the extent required by applicable law) of the date of exercise.

The purchase price shall be the fair market value of the shares on the date of your termination of Service if the Company exercises its right to purchase such shares within 90 days of your termination of Service or exercises its right within 90 days of the date of your exercise of the option following termination of Service; otherwise the purchase price shall be the fair market value of the shares on the date the Company gives you notice of its intent to exercise its right to purchase the shares.

The Company’s rights of repurchase shall terminate in the event that the Common Stock is listed on an established national or regional stock exchange or is publicly traded in an established securities market.

Retention Rights	Neither your option nor this Agreement give you the right to be retained or employed by the Company (or any of its Subsidiaries) in any capacity. The Company (and any Subsidiary) reserve the

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right to terminate your Service at any time and for any reason.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option’s shares has been issued (or an appropriate book entry has been made). No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued (or an appropriate book entry has been made).

Forfeiture of Rights

If you should take actions in competition with the Company, the Company shall have the right to cause a forfeiture of your rights, including, but not limited to, the right to cause: (i) a forfeiture of any outstanding option, and (ii) with respect to the period commencing twelve (12) months prior to your termination of Service with the Company (A) a forfeiture of any gain recognized by you upon the exercise of an option or (B) a forfeiture of any Common Stock acquired by you upon the exercise of an option (but the Company will pay you the option price without interest).

Unless otherwise specified in an employment or other agreement between the Company and you, you take actions in competition with the Company if you directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or are a proprietor, director, officer, stockholder, member, partner or an employee or agent of, or a consultant to any business, firm, corporation, partnership or other entity which competes with any business in which the Company or any of its Subsidiaries is engaged during your employment or other relationship with the Company or its Subsidiaries or at the time of your termination of Service.

If it is ever determined by the Board that your actions have constituted wrongdoing that contributed to any material misstatement or omission from any report or statement filed by the Company with the U.S. Securities and Exchange Commission, gross misconduct, breach of fiduciary duty to the Company, or fraud, then the options shall be immediately forfeited; provided, however, that if the option was exercised within two years prior to the Board of Directors determination, you shall be required to pay to the Company an amount equal to the aggregate value of the shares acquired upon such exercise at the date of the Board determination.

Adjustments

In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of shares, spin-off, or other similar change in capitalization or event, the number of shares covered by this option and the option price per share shall be

8

adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends

All certificates representing the Common Stock issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

Applicable Law

This Agreement will be interpreted and enforced under the laws of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

The Plan

The text of the Plan is incorporated in this Agreement by reference.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of options. Any prior agreements, commitments or negotiations concerning this grant are superseded.

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Data Privacy

In order to administer the Plan, the Company may process personal data about you. Such data includes, but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.

By accepting this option, you give explicit consent to the Company to process any such personal data. You also give explicit consent to the Company to transfer any such personal data outside the country in which you work or are employed, including, with respect to non-U.S. resident grantees, to the United States, to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

Consent to Electronic Delivery

The Company may choose to deliver certain statutory materials relating to the Plan in electronic form. By accepting this grant you agree that the Company may deliver the Plan prospectus and the Company’s annual report to you in an electronic format. If at any time you would prefer to receive paper copies of these documents, as you are entitled to, the Company would be pleased to provide copies. Please contact the Company’s Secretary to request paper copies of these documents.

Other Agreements

You agree, as a condition of the grant of this option, that in connection with the exercise of the option, you will execute such document(s) as necessary to become a party to any shareholder agreement or voting trust as the Company may require.

Code Section 409A

It is intended that this award comply with Section 409A of the Code (“Section 409A”) or an exemption to Section 409A. To the extent that the Company determines that the Participant would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any this Agreement, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Company.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

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Grant No.:

TESARO, INC.

2010 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

TESARO, Inc., a Delaware corporation (the “Company”), hereby grants shares of its common stock, par value $0.0001 (the “Common Stock”), to the individual named below as the Participant, subject to the vesting conditions set forth in the attachment.  Additional terms and conditions of the grant are set forth in this cover sheet and in the attachment (collectively, the “Agreement”) and in the Company’s 2010 Stock Incentive Plan (as amended, the “Plan”).

Grant Date:

Name of Participant:

Participant’s Employee Identification Number:             -        -

Number of Shares of Common Stock Covered by Grant:

Purchase Price per Share of Common Stock:  $

Vesting Schedule:  1/4th on                                              (the “Vesting Start Date”) and 1/36th of the remaining unvested portion of the award on each monthly anniversary of the Vesting Start Date thereafter.

By signing this cover sheet, you agree to all of the terms and conditions described in this Agreement and in the Plan, a copy of which is also attached.  You acknowledge that you have carefully reviewed the Plan, and agree that the Plan will control in the event any provision of this Agreement should appear to be inconsistent with the Plan.  Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan.

Participant:
(Signature)

Company:
(Signature)

Title:

Attachment

This is not a stock certificate or a negotiable instrument.

TESARO, INC.

2010 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Restricted Stock/ Nontransferability

This grant is an award of Common Stock in the number of shares set forth on the cover sheet, at the purchase price set forth on the cover sheet, and subject to the vesting conditions described below (“Restricted Stock”). The purchase price is deemed paid by your prior services to the Company. To the extent not yet vested, your Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, whether voluntarily or by operation of law, except by will or the laws of descent and distribution.

Vesting	The Company will issue your Restricted Stock in your name as of the Grant Date.

Your right to the Common Stock under this Restricted Stock Agreement vests as set forth in the Vesting Schedule shown on the cover sheet, provided you then continue in service to the Company and its Subsidiaries as an employee, officer, director, consultant or advisor (“Service”) (each vesting date, a “Vesting Date”).

No additional shares of Common Stock will vest after your Service has terminated for any reason except as set forth in this Agreement.

“Disability” means the Participant is unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.

Forfeiture of Unvested Common Stock

In the event that your Service terminates for any reason, you will forfeit to the Company all of the shares of Common Stock subject to this grant that have not yet vested or with respect to which all applicable restrictions and conditions have not lapsed.

Issuance

The issuance of the Common Stock under this grant shall be evidenced in such a manner as the Company, in its discretion, will deem appropriate, including, without limitation, book-entry, registration or issuance of one or more stock certificates, with any unvested Restricted Stock bearing a legend with the appropriate restrictions imposed by this Agreement. As your

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interest in the Common Stock vests as described above, the recordation of the number of shares of Restricted Stock attributable to you will be appropriately modified. To the extent certificates are issued with regard to unvested Common Stock, such certificates will be held in escrow with the Secretary of the Company while the Common Stock remains unvested.

Withholding Taxes

You agree, as a condition of this grant, that you will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the payment of dividends or the vesting of Common Stock acquired under this grant. In the event that the Company determines that any tax or withholding payment is required relating to the payment of dividends or the vesting of shares arising from this grant under applicable laws, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Subsidiary (including by repurchasing vested shares of Common Stock under this Agreement). Subject to the prior approval of the Company, which may be withheld by the Company, in its sole discretion, you may elect to satisfy this withholding obligation, in whole or in part, by causing the Company to withhold shares of Common Stock otherwise issuable to you or by delivering to the Company shares of Common Stock. The shares of Common Stock so delivered or withheld must have an aggregate Fair Market Value equal to the withholding obligation and may not be subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

Section 83(b) Election

Under Section 83 of the Code, the difference between the purchase price paid for the shares of Common Stock and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, “forfeiture restrictions” include the forfeiture as to unvested Common Stock described above. You may elect to be taxed at the time the shares are acquired, rather than when such shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date. You will have to make a tax payment to the extent the purchase price is less than the fair market value of the shares on the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the shares on the Grant Date. The form for making this election is attached as Exhibit A hereto. Failure to make this filing within the thirty (30) day

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period will result in the recognition of ordinary income by you (in the event the fair market value of the shares as of the vesting date exceeds the purchase price) as the forfeiture restrictions lapse.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY 83(b) ELECTION.

Acquisition

Notwithstanding the vesting schedule set forth above, upon the consummation of an Acquisition, this award will become 100% vested. The repurchase rights set forth below and any other rights of the Company that relate to this Award shall continue to apply to consideration (including cash) that has been substituted, assumed or amended for this Award.

Market Stand-off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933 (“Securities Act”), including the Company’s initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be reasonably requested by the Company or the underwriters. You further agree to execute such agreements as may be reasonably requested by the Company or its underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.

Investment Representation

You hereby agree and represent, as a condition of this grant of Restricted Stock, that (i) you are acquiring the shares of Restricted Stock for investment for your own account and not with a view to, or intention of, or otherwise for resale in connection with, any distribution to any person or entity, (ii) neither the offer nor sale of the shares of Restricted Stock hereunder, or the shares of Restricted Stock themselves, have been registered under the Securities Act or registered or

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qualified under any applicable state securities laws and that the shares of Restricted Stock are being offered and sold to you by reason of and in reliance upon a specific exemption from the registration provisions of the Securities Act and exemptions from registration or qualification provisions of such applicable state or other jurisdiction’s securities laws which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and the truth and accuracy of your representations, warranties, agreements, acknowledgments and understandings as set forth herein, (iii) no public market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist for the shares of Restricted Stock, (iv) you must, and are able to, bear the economic risk of your investment in the shares of Restricted Stock for an indefinite period of time and can afford a complete loss of your investment in the shares of Restricted Stock, (v) you are sophisticated in financial matters and have such knowledge and experience in financial and business matters as to be capable of evaluating the risks and benefits of your investment in the shares of Restricted Stock, (vi) you are as of the date hereof an “accredited investor” as such term is defined under Rule 501 of the Securities Act, (vii) your principal place of residence is in the State of Massachusetts, and (viii) the Company has made available to you all documents that you have requested relating to the Company, the shares of Restricted Stock and your purchase of the shares of Restricted Stock, and you have had an opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the offering and sale of the shares of Restricted Stock pursuant to this Restricted Stock Agreement and have had full access to such other information concerning the Company and the shares of Restricted Stock as you deemed necessary or desirable.

The Company’s Right of First Refusal

The shares of Common Stock issued pursuant to this Agreement are subject to certain restrictions on transfer as set forth in the Amended and Restated First Refusal and Co-Sale Agreement, dated June [    ], 2011, between the Company and the entities and individuals set forth on Exhibit A thereto, as the same may be amended from time to time.

Repurchase Option for Vested Common Stock

In the event that you terminate your Service, the Company shall have 30 days from the date of termination to exercise an option to purchase all of those shares of vested Common Stock that you have. The Company will notify you of its intention to purchase such shares, and will consummate the purchase within one year (or ninety (90) days to the extent required by applicable law) of

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your termination of Service. If the Company exercises its option to purchase such shares, the purchase price shall be the Fair Market Value of those shares on the date of repurchase. The Company’s option to repurchase vested Common Stock shall terminate in the event that the Common Stock is listed on an established national or regional stock exchange or is publicly traded in an established securities market.

Retention Rights

This Agreement does not give you the right to be retained or employed by the Company (or any of its Subsidiaries) in any capacity. The Company (and any Subsidiary) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights

You have the right to vote the Restricted Stock and to receive any dividends declared or paid on such stock. You have the right to payment of any dividends within 45 days of the Vesting Date of the stock on which dividends are declared or paid. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. The Company may in its sole discretion require any dividends paid on the Restricted Stock to be reinvested in shares of Common Stock, which the Company may in its sole discretion deem to be a part of the shares of Restricted Stock and subject to the same conditions and restrictions applicable thereto. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

Forfeiture of Rights

If you should take actions in competition with the Company, the Company shall have the right to cause a forfeiture of your unvested Restricted Stock, and with respect to those shares of Restricted Stock vesting during the period commencing twelve (12) months prior to your termination of Service with the Company due to taking actions in competition with the Company, the right to cause a forfeiture of those vested shares of Common Stock.

Unless otherwise specified in an employment or other agreement between the Company and you, you take actions in competition with the Company if you directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or are a proprietor, director, officer, stockholder, member, partner or an employee or agent of, or a consultant to any business, firm, corporation, partnership or other entity which competes with any business in which the Company or any of its Subsidiaries is engaged during

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your employment or other relationship with the Company or its Subsidiaries or at the time of your termination of Service.

If it is ever determined by the Board of Directors that your actions have constituted wrongdoing that contributed to any material misstatement or omission from any report or statement filed by the Company with the U.S. Securities and Exchange Commission, gross misconduct, breach of fiduciary duty to the Company, or fraud, then the Restricted Stock shall be immediately forfeited; provided, however, that if the Restricted Stock has vested within two years prior to the Board of Directors determination, you shall be required to pay to the Company an amount equal to the aggregate value of the shares acquired upon such vesting at the date of the Board of Directors’ determination.

Adjustments

In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of shares, spin-off, or other similar change in capitalization or event, the number of shares covered by this grant may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Restricted Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity in accordance with the terms of the Plan.

Legends

All certificates representing the Common Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

Applicable Law

This Agreement will be interpreted and enforced under the laws of the Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

The Plan	The text of the Plan is incorporated in this Agreement by

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reference.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Stock. Any prior agreements, commitments or negotiations concerning this grant are superseded.

Data Privacy

In order to administer the Plan, the Company may process personal data about you. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.

By accepting this grant, you give explicit consent to the Company to process any such personal data. You also give explicit consent to the Company to transfer any such personal data outside the country in which you work or are employed, including, with respect to non-U.S. resident grantees, to the United States, to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

Consent to Electronic Delivery

The Company may choose to deliver certain statutory materials relating to the Plan in electronic form. By accepting this grant you agree that the Company may deliver the Plan prospectus and the Company’s annual report to you in an electronic format. If at any time you would prefer to receive paper copies of these documents, as you are entitled to, the Company would be pleased to provide copies. Please contact the Company’s Secretary to request paper copies of these documents.

Other Agreements	You agree, as a condition of this grant, that you will execute such document(s) as necessary to become a party to any shareholder agreement or voting trust as the Company may require.

Code Section 409A

It is intended that this award comply with Section 409A of the Code (“Section 409A”) or an exemption to Section 409A. To the extent that the Company determines that the Participant would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any this Agreement, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature

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of any such amendment shall be determined by the Company.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

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EXHIBIT A

U.S. PARTICIPANT ELECTION UNDER SECTION 83(b) OF
THE INTERNAL REVENUE CODE

The undersigned U.S. Participant hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.                                       The name, address and social security number of the undersigned:

Name:

Address:

Social Security No.:

2.                                       Description of property with respect to which the election is being made:

ordinary shares, TESARO, Inc., a Delaware corporation, (the “Company”).

3.                                       The date on which the property was transferred is                  , 20    .

4.                                       The taxable year to which this election relates is calendar year 20    .

5.                                       Nature of restrictions to which the property is subject:

The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company.  The shares of stock are subject to forfeiture under the terms of the Agreement.

6.                                       The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $                     per share, for a total of $                    .

7.                                       The amount paid by taxpayer for the property was $                    .

8.                                       A copy of this statement has been furnished to the Company.

Dated:                         , 20

Taxpayer’s Signature

Taxpayer’s Name

PROCEDURES FOR U.S. PARTICIPANT MAKING ELECTION

UNDER INTERNAL REVENUE CODE SECTION 83(b)

The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:(1)

1.                          You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.

2.                          At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

3.                         You must file another copy of the election form with your federal income tax return (generally, Form 1040) for the taxable year in which the stock is transferred to you.

(1)                                  Whether or not to make the election is your decision and may create tax consequences for you.  You are advised to consult your tax advisor if you are unsure whether or not to make the election.